Exhibit 99.3
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF LEGAL COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (I) MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS WARRANT OR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT AND (II) MAY BE TRANSFERRED OR ASSIGNED TO AN AFFILIATE OF THE HOLDER HEREOF.
WARRANT
TO PURCHASE COMMON STOCK
OF
BOOKHAM, INC.

Issue Date: September 1, 2006	Warrant No. D-___
     THIS CERTIFIES that [___] and its permitted assigns (the “Holder”), has the right to purchase from BOOKHAM, INC., a Delaware corporation (the “Company”), upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, up to [___] fully paid and nonassessable shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time and from time to time beginning on March 2, 2007 and ending at 6:00 p.m., eastern time, on September 1, 2011 (the “Expiration Date”). This Warrant is issued pursuant to a Securities Purchase Agreement, dated as of August 31, 2006 (the “Securities Purchase Agreement”).

     1. Exercise.
     (a) Right to Exercise; Exercise Price. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on March 2, 2007 and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the “Warrant Shares”). The “Exercise Price” for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $4.00, subject to adjustment for the events specified in Section 5 below.
     (b) Exercise Notice. In order to exercise this Warrant, the Holder shall send to the Company by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day on which the Holder wishes to effect such exercise (the “Exercise Date”), (i) a notice of exercise in substantially the form attached hereto as Exhibit A (the “Exercise Notice”), and (ii) in the case of a Cash Exercise (as defined below), the Holder shall pay the Exercise Price to the Company by wire transfer. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. The Exercise Notice shall state the name or names in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute between the Company and the Holder as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 5 below), the Company shall issue to the Holder the number of Warrant Shares that are not disputed within the time periods specified in Section 2 below and shall submit the disputed calculations to a certified public accounting firm of national reputation (other than the Company’s regularly retained accountants) within two (2) business days following the date on which the Holder’s Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the “Dispute Procedure”). Such accountant’s calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.
     (c) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.
     (d) Cancellation of Warrant. This Warrant shall be canceled upon its exercise in full and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.
     2. Delivery of Warrant Shares Upon Exercise.
     (a) Mechanics. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) in the case of a Cash Exercise, no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date specified in such Exercise Notice and (ii) the date on which the Company shall have received payment of the Exercise Price, (B) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) business day following the Exercise Date specified in such Exercise Notice, and (C) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A), (B) or (C) being referred to as a “Delivery Date”), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder, as long as the Company’s designated transfer agent or co-transfer agent in the United States for the Common Stock (the “Transfer Agent”) participates in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program (“FAST”) and no restrictive legend is required pursuant to the terms of this Warrant, the Securities Purchase Agreement or the Securities Act of 1933, as amended (the “Securities Act”), by crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, if the Holder so specifies in a Exercise Notice or otherwise in writing on or before the Exercise Date or if a restrictive legend is required pursuant to the terms of this Warrant, the Securities Purchase Agreement or the Securities Act, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall not contain any restrictive legend unless such legend is required pursuant to the Securities Act.
     (b) Failure to Timely Deliver Securities. If within five (5) business days following the Delivery Date, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such Delivery Date, and if after such fifth (5th) business day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within five (5) business days after the Holder’s request, promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of exercise. “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security on The Nasdaq Global Market as reported by Bloomberg, or, if The Nasdaq Global

Market begins to operate on an extended hours basis and does not designate the closing sale price as the case may be, then the last sale price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if The Nasdaq Global Market is not the principal securities exchange or trading market for such security, the last closing sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing sale price is reported for such security by Bloomberg, the average of the sale prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.
     3. Exercise Limitations. In no event shall a Holder be permitted to exercise this Warrant, or part hereof, if, upon such exercise, the number of shares of Common Stock beneficially owned by the Holder (other than shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 3), would exceed 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this Section 3 applies, the submission of an Exercise Notice by the Holder shall be deemed to be the Holder’s representation that this Warrant is exercisable pursuant to the terms hereof and the Company shall be entitled to rely on such representation without making any further inquiry as to whether this Section 3 applies. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant, or part thereof, at such time as such exercise will not violate the provisions of this Section 3. This Section 3 may not be amended unless such amendment is approved by the holders of a majority of the Common Stock then outstanding; provided, however, that the limitations contained in this Section 3 shall cease to apply upon sixty one (61) days’ prior written notice from the Holder to the Company.
     4. Payment of the Exercise Price; Cashless Exercise. The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:
     (a) through a cash exercise (a “Cash Exercise”) by delivering immediately available funds, or
     (b) if an effective Registration Statement is not available for the resale of all of the Warrant Shares issuable hereunder at the time an Exercise Notice is delivered to the Company, through a cashless exercise (a “Cashless Exercise”), as hereinafter provided. The Holder may effect a Cashless Exercise by surrendering this Warrant to the Company and noting on the Exercise Notice that the Holder wishes to effect a Cashless Exercise, upon which the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y x (A-B)/A

where:	X = the number of Warrant Shares to be issued to the Holder;

Y = the number of Warrant Shares with respect to which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Exercise Price);

A = the Market Price (as defined below) as of the Exercise Date; and

B = the Exercise Price.
     (c) When used herein, the following terms shall have the respective meanings indicated:
          (i) “Market Price” means, as of a particular date, the average of the daily VWAP on each of the five (5) consecutive Trading Days occurring immediately prior to (but not including) such date.
          (ii) “VWAP” on a Trading Day means the volume weighted average price of the Common Stock for such Trading Day on the Principal Market as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Holder and reasonably satisfactory to the Company. If the Common Stock is not listed on an exchange or market as of the Exercise Date, the Market Price shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, notify the Holder of the Market Price and furnish the Holder with reasonable documentation of the Board’s determination of such Market Price. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the Market Price within 15 days of a request by the Holder that it do so, and (B) the exercise of this Warrant pursuant to Section 4(b) shall be delayed until such determination is made and notice thereof is provided to the Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.
          (iii) “Principal Market” means the principal exchange or market on which the Common Stock is listed or traded.
          (iv) “Trading Day” means any day on which the Common Stock is purchased and sold on the Principal Market.

     5. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 5. In the event that any adjustment of the Exercise Price required herein results in a fraction of a cent, the Exercise Price shall be rounded up or down to the nearest one hundredth of a cent.
     (a) Subdivision or Combination of Common Stock. If the Company, at any time after the date on which this Warrant is originally issued (the “Issue Date”), subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a greater number of shares, then, effective upon the close of business on the record date for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the Issue Date, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a smaller number of shares, then, effective upon the close of business on the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased.
     (b) Distributions. If, at any time after the Issue Date, the Company declares or makes any distribution of cash or any other assets (or rights to acquire such assets) to holders of Common Stock, including without limitation any dividend or distribution to the Company’s stockholders in shares (or rights to acquire shares) of capital stock of a subsidiary (a “Distribution”), the Company shall deliver written notice of such Distribution (a “Distribution Notice”) to the Holder at least fifteen (15) days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the “Record Date”) and (ii) the date on which such Distribution is made (the “Distribution Date”) (the earlier of such dates being referred to as the “Determination Date”). In the Distribution Notice to a Holder, the Company shall indicate whether the Company has elected (A) to deliver to such Holder, upon any exercise of this Warrant on or after the Determination Date, the same amount and type of assets (including, without limitation, cash) being distributed as though the Holder were, on the Determination Date, a holder of a number of shares of Common Stock into which this Warrant is exercisable as of such Determination Date (such number of shares to be determined without giving effect to any limitations on such exercise) or (B) upon any exercise of this Warrant on or after the Determination Date, to reduce the Exercise Price applicable to such exercise by reducing the Exercise Price in effect on the business day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the number of shares of Common Stock as to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the Company’s Board of Directors. If the Company does not notify the Holders of its election pursuant to the preceding sentence on or prior to the Determination Date, the Company shall be deemed to have elected clause (A) of the preceding sentence.
     (c) Convertible Securities; Purchase Rights. If, at any time after the Issue Date, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) to the record holders of the Common Stock, whether or not such Convertible Securities or Purchase

Rights are immediately convertible, exercisable or exchangeable, then the Holders shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the Holder would have received with respect to the shares of Common Stock issuable upon such exercise (without giving effect to any limitations on such exercise contained in this Warrant or the Securities Purchase Agreement) had the Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued).
     (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing, other than a transaction described in Sections 5(a) and 5(b), being a “Major Transaction”), the Company will give the Holder at least ten (10) Trading Days written notice prior to the earlier of (x) the closing or effectiveness of such Major Transaction and (y) the record date for the receipt of such shares of stock or securities or other assets. In the event of a Major Transaction, the Holder shall be permitted (but not required) to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to the Holder upon such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction. If and to the extent any portion of this Warrant remains unexercised following such record date, such portion shall be cancelled in its entirety.
     (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock), then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5. Any adjustment made herein pursuant to Section 5(a) that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of shares of Common Stock into which this Warrant is exercisable.
     6. Fractional Interests.
          No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the Market Price as of the Exercise Date.
     7. Transfer of this Warrant.
          The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such transfer or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act of 1933, as amended, and is otherwise made in accordance with the applicable provisions of the Securities Purchase Agreement. Upon such transfer or other disposition (other than a pledge), the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the “Transfer Notice”), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.
     8. Benefits of this Warrant.
          This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.
     9. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.
     10. Loss, theft, destruction or mutilation of Warrant.
          Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.
     11. No Rights as Stockholder.
          Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Exercise Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
     12. Notice or Demands.
          Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:
If to the Company:
Bookham, Inc.
2584 Junction Avenue
San Jose, California 95134
Attn: Chief Financial Officer
Tel: 408-919-6059
Fax: 408-904-4989
with a copy to:
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attn: John A. Burgess, Esq.
Tel: 617-526-6418
Fax: 617-526-5000
and if to the Holder, at such address as the Holder shall have furnished the Company in writing.
     13. Amendments.
          Neither this Warrant nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Warrant Holders holding warrants issued by the Company pursuant to the Securities Purchase Agreement which are exercisable for at least two-thirds (2/3) of the number of shares into which all of the then outstanding warrants issued by the Company pursuant to the Securities Purchase Agreement are exercisable (without regard to any limitation contained herein on such exercise). Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each Warrant Holder, each future Warrant Holder and the Company. Notwithstanding the foregoing, this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only if such amendment and waiver applies to the warrants issued to Warrant Holders pursuant to the Securities Purchase Agreement all in the same fashion.

The failure of any party to exercise any right or remedy under this Warrant or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver of any term, provision or condition of this Warrant, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Warrant.
     14. Applicable Law.
          This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.
     15. Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.
     16. Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     17. Entire Agreement.
     This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement (as defined in the Securities Purchase Agreement) (the “Transaction Documents”) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

BOOKHAM, INC.

By:

Name:
Title:

EXHIBIT A to WARRANT
EXERCISE NOTICE
     The undersigned Holder hereby irrevocably exercises the right to purchase _________ of the shares of Common Stock (“Warrant Shares”) of _________ evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:
          ___ a Cash Exercise with respect to _________Warrant Shares; and/or
          ___ a Cashless Exercise with respect to _________Warrant Shares, as permitted by Section 4(b) of the attached Warrant.
     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $_________to the Company in accordance with the terms of the Warrant.
Date: _______________________________

Name of Registered Holder

By:

Name:
Title:

EXHIBIT B to WARRANT
TRANSFER NOTICE
FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase _________ shares of the Common Stock of _________ evidenced by the attached Warrant.
Date: ______________________________

Name of Registered Holder

By:

Name:
Title:

Transferee Name and Address: